UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2022

VISTAS MEDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39433	85-0588009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall Street, 8th Floor

New York, NY 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (212) 859-3525

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one redeemable warrant	VMACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	VMAC	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	VMACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously disclosed, on March 3, 2021, Vistas Media Acquisition Company Inc. (“VMAC” or the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among VMAC, Anghami, a Cayman Islands exempted company (“Anghami”), Anghami Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Anghami (“Pubco”), Anghami Vista 1, a Cayman Islands exempted company and wholly-owned subsidiary of Pubco (“Vistas Merger Sub”), and Anghami Vista 2, a Cayman Islands exempted company and wholly-owned subsidiary of Pubco (“Anghami Merger Sub”).

On February 3, 2022 (the “Closing Date”), as contemplated by the Business Combination Agreement, (a) VMAC merged with and into Vistas Merger Sub, with VMAC surviving the merger and continuing as a subsidiary of Pubco, with each outstanding share of VMAC converting into the right to receive one share of Pubco and each outstanding warrant of VMAC converting into warrants to purchase ordinary shares, par value of $0.0001 per share, of Pubco (“Pubco Ordinary Shares”) on the same terms (the “Vistas Merger”); and (ii) Anghami merged with and into Anghami Merger Sub, with Anghami surviving the merger and continuing as a subsidiary of Pubco and Anghami’s shareholders receiving Pubco Ordinary Shares (the “Anghami Merger” and together with the Vistas Merger, the “Merger”). Pursuant to the Business Combination Agreement, each share of VMAC common stock (including the VMAC common stock held by the Sponsor but excluding shares held in treasury by VMAC) was automatically converted into the right to receive one Pubco Ordinary Share and each outstanding VMAC warrant was assumed by Pubco and automatically converted into a warrant to purchase Pubco Ordinary Shares (“Pubco Warrants”). Anghami Shareholders received per shareholder consideration, as set forth and defined in the Business Combination Agreement.

Additionally, on the Closing Date, existing shareholders of Vistas completed the sale of an aggregate of 4,056,000 VMAC shares of Class A common stock to certain accredited investors (“PIPE Investors”), at a price per share of $10.00, for gross proceeds to such sellers of approximately $40.56 million (the “PIPE Investment”), pursuant to a series of subscription agreements (the “Subscription Agreements”) previously entered into between the PIPE Investors and VMAC.

The Pubco Ordinary Shares will begin trading on the Nasdaq Global Market under the symbol “ANGH” and the Pubco Warrants “ANGHW” will begin trading on the Nasdaq Capital Market, respectively, on February 4, 2022.

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement, which was filed as Exhibit 2.1 to VMAC’s Current Report on Form 8-K filed on March 9, 2021, and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, VMAC terminated, in accordance with its terms, that certain Investment Management Trust Agreement, between VMAC and Continental Stock Transfer & Trust Company (“Continental”), pursuant to which Continental invested the proceeds of VMAC’s initial public offering in a trust account.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Merger, on the Closing Date, VMAC notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had become effective and that VMAC’s outstanding securities had been converted into Pubco Ordinary Shares and Pubco Warrants. VMAC requested that Nasdaq delist VMAC’s Class A common stock, redeemable warrants, and units and, as a result, trading of VMAC’s Class A common stock, redeemable warrants, and units on Nasdaq was suspended at 4:00 p.m. on February 3, 2022. On February 3, 2022, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting VMAC’s Class A common stock, redeemable warrants and units from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of VMAC occurred. Following the consummation of the Merger, VMAC became a wholly owned subsidiary of Pubco.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of VMAC’s officers and directors resigned as a member of VMAC’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between VMAC and the officers and directors on any matter relating to VMAC’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of March 3, 2021, by and among Vistas Media Acquisition Company Inc., Anghami, Anghami Inc., Anghami Vista 1 and Anghami Vista 2. (incorporated by reference to the VMAC Current Report on Form 8-K filed on March 9, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). VMAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTAS MEDIA ACQUISITION COMPANY INC.

	By:	/s/ F. Jacob Cherian
	Name:	F. Jacob Cherian
	Title:	Chief Executive Officer
Date: February 4, 2022

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